UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 20, 2004
                                        -----------------

                            DNB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                0-1667                 23-2222567
       ------------                ------                 ----------
(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)           Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code                (610) 269-1040
                                                                  --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

(1) Effective December 17, 2004, DNB Financial Corporation, its wholly owned subsidiary DNB First, National Association (the "Bank") (the registrant and the Bank are sometimes referred to herein as the "Company") and their President and Chief Executive Officer Henry F. Thorne entered into a Retirement Agreement. A copy of the Retirement Agreement is filed as Exhibit 99.1 herewith and incorporated herein by reference.

         The Retirement Agreement provides for Mr. Thorne's phased retirement. Pursuant to the Retirement Agreement, Mr. Thorne is resigning his positions as President and Chief Executive Officer of the registrant and the Bank, and as director of the Bank, effective immediately. He will continue as a director and Vice Chairman of the registrant until June 20, 2005, and thereafter will continue to be employed as a Vice President of the Bank until his retirement on June 20, 2006. The Retirement Agreement provides that the Company will pay Mr. Thorne $207,428, an amount equal to severance provided for in his existing employment agreement, which is being terminated. The severance is payable over a period of 12 months, but Mr. Thorne may elect to take the severance amount in a single lump sum at an earlier date. Mr. Thorne will also be entitled to a bonus of at least $20,000 in 2005 for his services in 2004. In addition, the Company will pay Mr. Thorne a salary of $3,000 a month, or a total of $54,000, during the period until his retirement. The Company also agreed to pay medical benefits for Mr. Thorne and his spouse until June 18, 2008, when he reaches age
         65. In the Retirement Agreement, Mr. Thorne agrees to refrain from certain activities adverse to the Company, and grants the Company a right of first refusal with respect to Company stock he owns.

(2) Effective December 17, 2004, the Boards of Directors of the registrant and the Bank appointed William S. Latoff, the current Chairman of the registrant and the Bank, as chief executive officer and approved a base salary of $215,000 per year with eligibility to participate in the bonus plan of the registrant and the Bank at a potential range of 25% to 75% of his base salary. Because the registrant's Board of Directors has not yet approved the terms of a comprehensive bonus plan, other provisions affecting the amount of any bonus will be determined as part of the overall plan. Any other elements of a compensation package for Mr. Latoff will be determined at a later date.

(3) Effective December 17, 2004, the Company and William S. Latoff entered into a Change of Control Agreement providing for severance of 2.99 times his annual salary, plus medical benefits in the event of a "Change of Control" as defined therein. A copy of the Change of Control Agreement is filed as Exhibit 99.2 herewith and incorporated herein by reference.

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(4)      Effective December 17, 2004, the Boards of Directors of the registrant and the Bank appointed William J. Hieb, the current Chief Operating Officer of the registrant and the Bank, as President of the registrant and the Bank and approved a base salary of $170,000 per year with eligibility to participate in the bonus plan of the registrant and the Bank at a potential range of 25% to 75% of his base salary. Because the registrant's Board of Directors has not yet approved the terms of a comprehensive bonus plan, other provisions affecting the amount of any bonus will be determined as part of the overall plan.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Retirement, Resignation or Termination of Certain Executive Officers or Directors

         (1) Effective December 17, 2004, Henry F. Thorne resigned as President and Chief Executive Officer of the registrant and the Bank and as a director of the Bank, and agreed upon a phased retirement over a period ending June 20, 2006.

(c)      Appointment of Certain Executive Officers

         (1) Effective December 17, 2004, William S. Latoff, the current Chairman of the registrant and the Bank, was named Chief Executive Officer of the registrant and the Bank. He has served as a director of the registrant and the Bank since 1998 and as Chairman since 2003. Mr. Latoff has also been a principal of Bliss & Co., a Certified Public Accounting firm in West Chester, Pennsylvania that is not affiliated with the registrant or the Bank. No employment agreement has been entered into between the registrant and Mr. Latoff. The material terms of his employment are summarized in Item 1.01(2) of this Report and in the Change of Control Agreement filed as Exhibit 99.2 to this Report.

         (2) Effective December 17, 2004, William J. Hieb, the current Chief Operating Officer of the registrant and the Bank, was named President of the registrant and the Bank and a director of the Bank. He has served as Chief Operating Officer of the registrant and the Bank since April 2003. During the previous three years, Mr. Hieb was a senior vice president and managing director at First Union Securities in Philadelphia, Pennsylvania, and prior to that he was a Vice President with a specialized lending unit of First Union National Bank. Neither of his former employers is affiliated with the registrant or Bank. No employment agreement has been entered into between the registrant and Mr. Hieb. The material terms of his employment are summarized in Item 1.01(3) of this Report.

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Item 8.01.        Other Events.

On November 30, 2004, DNB Financial Corp. issued a press release announcing the changes in management described in Items 1.01 and 5.02 of this Report. The press release also announced that the registrant is recognizing a net charge, after taxes, of $250,000 in the fiscal quarter of the registrant ending December 31, 2004, in connection with the Retirement Agreement of Henry F. Thorne. A copy of the press release is furnished with this Report as Exhibit 99.3.


Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are attached:

         99.1 Retirement Agreement among DNB Financial Corporation, DNB First, National Association and Henry F. Thorne, dated December 17, 2004, filed herewith.

         99.2 Change of Control Agreement among DNB Financial Corporation, DNB First, National Association and William S. Latoff, dated December 17, 2004, filed herewith.

         99.3 Press Release of DNB Financial Corporation dated December 20, 2004, furnished herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DNB Financial Corporation
                                              -------------------------
                                              (Registrant)
Date    December 20, 2004                     By: /s/ Bruce E. Moroney
        -----------------                     ------------------------
                                              Name: Bruce E. Moroney
                                              Title: Chief Financial Officer


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